EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Ellen M. Cotter, Chief Executive Officer of Reading International, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, does hereby certify, that, to her knowledge:

•The Annual Report on Form 10-K for the period ended December 31, 2023 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 29, 2024

/s/ Ellen M. Cotter

Name:Ellen M. Cotter

Title:President and Chief Executive Officer